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                                                                   Exhibit 23.2





Trio-Tech International
Van Nuys, CA


                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in Registration Statement No. 333-38082 on Form S-3 and No. 333-40102 on Form S-8 of Trio-Tech International of our report dated September 7, 2001, appearing in this Annual Report on Form 10-K of Trio-Tech International for the year ended June 30, 2003.



DELOITTE & TOUCHE LLP
/s/ DELOITTE & TOUCHE LLP



Los Angeles, California
September 9, 2003